UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-02631

                                     Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                     Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Terry Wettergreen

Chestnut Street Exchange Fund

301 Bellevue Parkway

                                           Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (610) 558-1750

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

January 18, 2018

Fellow Partner:

Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2017.

Our Fund earned $10.94 per share of net investment income for a share outstanding throughout 2017, the same as the per share amount earned in 2016. Total income in 2017 decreased by $364,925 from 2016.

After providing for the December 2017 distribution, the net asset value per partnership share at December 31, 2017 was $674.84. The net asset value at September 30, 2017, the date of our last report, was $630.59.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

INVESTMENT ADVISER’S REPORT

Portfolio Review

Summary

U.S. stocks had a very strong 2017, as the S&P 500® Index posted a positive return in each month of the year. In our view, supportive economic data, robust corporate earnings results and investor optimism were the primary drivers of U.S. equity market returns. Despite headline risks, including legislative gridlock in Washington D.C. and geopolitical tensions with North Korea, the underlying fundamentals of the U.S. economy remain firm. Steady job growth in recent years has restored the labor force to near full employment, wage growth is trending higher, albeit slowly, and traditional measures of inflation are moderate. High levels of consumer and business confidence, as well as robust consumer spending, also point toward healthy economic conditions. Notably, the year concluded with passage of the long-awaited tax-reform bill in December, representing the first overhaul of the U.S. tax code in more than 30 years and the Trump administration’s first legislative victory. In our view, this has the potential to be a tailwind for the U.S. economy in 2018.

From a sector perspective, information technology (IT) led the market in 2017 with a gain near 40%. Materials, consumer discretionary and financials were additional leaders, each advancing more than 20%. By contrast, defensive/rate-sensitive sectors such as utilities, telecommunication services and real estate were relative laggards for the year.

Performance Attribution

The portfolio underperformed its benchmark index, the S&P 500® Index, during the 12-month period. In sector terms, the largest detractor from performance was IT, where underweights to internet software & services and hardware had the most negative impact. Industrials and consumer discretionary were additional detractors. Conglomerates weighed in industrials and media holdings and zero weight in internet & direct marketing retail were a drag in consumer discretionary. Energy also hindered results. In stock specifics, holding General Electric Co. was the largest individual detractor, followed by positions in Schlumberger NV and Walt Disney Co.

Conversely, financials was the largest contributor to performance. Within the sector, capital markets and consumer finance holdings proved most advantageous. Health care also added value, specifically holdings within biotechnology and equipment & supplies. Elsewhere, an underweight to real estate and utilities benefitted the Fund. The largest individual contributor was the Fund’s position in Moody’s Corp., followed by holdings AbbVie Inc. and Union Pacific Corp.

Outlook

Looking forward, we maintain our positive outlook for U.S. equities. Our view rests on a combination of sustained and accelerating growth for the domestic economy, still-low (albeit gradually rising) interest rates and low and stable inflation. Moreover, robust corporate earnings appear set to continue in 2018 and may possibly get an added boost from recently-passed tax legislation. While concerns about peak U.S. corporate margins persist, we think the accelerated investment in cloud computing, artificial intelligence and robot/cobot

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)

automation will offset a considerable portion of the delayed wage pressure. In our view, the stable economic and fundamental backdrop, coupled with a surge in business, consumer and investor optimism, should allow for stocks to move higher again in 2018. We believe volatility, which was all but absent in 2017, is likely to make a comeback, with potential Federal Reserve policy error and geopolitics among the risks to watch.

The Fund’s overall sector weightings shifted during the 12-month period. Exposure to IT and health care increased, while energy and consumer staples decreased. The Fund remains well diversified, with the largest sector overweight relative to the S&P 500® Index in financials, followed by industrials and materials. The largest sector underweight relative to the benchmark was IT, followed by consumer staples and utilities.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

(Unaudited)

PERFORMANCE COMPARISON

Comparison of Change in Value of $10,000 Investment in Chestnut Street

Exchange Fund(1) vs. S&P 500® Index and Dow Jones Industrial AverageTM Index(2)

The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

For the Periods Ended December 31, 2017

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception(3)
Chestnut Street Exchange Fund	18.37%	13.74%	7.56%	11.13%
S&P 500® Index	21.83%	15.79%	8.50%	11.32%
Dow Jones Industrial AverageTM Index	28.11%	16.37%	9.28%	11.64%

(1)	The chart assumes hypothetical $10,000 initial investment in the Fund made on December 31, 2007 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund’s gross expense ratio for the fiscal year ended December 31, 2017 was 0.61%.
(2)	Results of index performance are presented for general comparative purposes.
(3)

Cumulative since inception total returns were 7,466.64%, 8,024.73% and 9,044.62% for the Chestnut Street Exchange Fund, the S&P 500® Index and the Dow Jones Industrial Average™ Index, respectively, for the period December 29, 1976 (inception date of the Fund) to December 31, 2017.

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2017 through December 31, 2017, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Chestnut Street Exchange Fund

	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Six Months Ended December 31, 2017*
Actual	$1,000.00	$1,115.50	$3.15
Hypothetical † (5% return before expenses)	$1,000.00	$1,022.23	$3.01

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of 11.55% for the six-month period ended December 31, 2017.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PORTFOLIO HOLDINGS SUMMARY TABLE

December 31, 2017

(Unaudited)

Security Type/Industry	% of Net Assets	Value
COMMON STOCK
Financial	21.9%	$43,890,774
Health Care	16.0	32,148,673
Technology	15.2	30,453,934
Consumer Cyclicals	14.0	28,046,222
Basics	7.9	15,915,471
Transportation	6.7	13,463,908
Capital Equipment	5.4	10,736,810
Energy	5.0	9,966,553
Staples	4.0	7,960,160
Retail	2.8	5,646,850
Other Assets in Excess of Liabilities	1.1	2,303,021

Net Assets	100%	$200,532,376

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

December 31, 2017

	Shares	Value
COMMON STOCKS—98.9%
BASICS—7.9%
Air Products & Chemicals, Inc.	62,114	$10,191,665
Cabot Corp.	73,848	4,548,298
Versum Materials, Inc.	31,057	1,175,508

		15,915,471

CAPITAL EQUIPMENT—5.4%
Emerson Electric Co.	106,453	7,418,710
General Electric Co.	190,149	3,318,100

		10,736,810

CONSUMER CYCLICALS—14.0%
3M Co.	23,636	5,563,205
CBS Corp.,—Class B	51,548	3,041,332
Comcast Corp.,—Class A	256,988	10,292,369
Walt Disney Co. (The)	85,102	9,149,316

		28,046,222

ENERGY—5.0%
Exxon Mobil Corp.	62,101	5,194,128
Schlumberger, Ltd.	70,818	4,772,425

		9,966,553

FINANCIAL—21.9%
Bank of America Corp.	48,170	1,421,978
JPMorgan Chase & Co.	120,418	12,877,501
Moody’s Corp.	70,949	10,472,782
Wells Fargo & Co.	315,123	19,118,513

		43,890,774

HEALTH CARE—16.0%
Abbott Laboratories	112,356	6,412,157
AbbVie, Inc.	79,123	7,651,985
Alexion Pharmaceuticals, Inc.*	15,446	1,847,187
Johnson & Johnson	86,420	12,074,602
Merck & Co., Inc.	73,978	4,162,742

		32,148,673

RETAIL—2.8%
Home Depot, Inc.	20,117	3,812,775
Kohl’s Corp.	415	22,506
Safeway Casa Ley CVR*†	38,225	—

	Shares	Value
Safeway PDC CVR*†	38,225	$—
Wal-Mart Stores, Inc.	18,345	1,811,569

		5,646,850

STAPLES—4.0%
Altria Group, Inc.	15,436	1,102,285
Kraft Heinz Co. (The)	3,607	280,480
Mondelez International, Inc.,—Class A	10,720	458,816
PepsiCo, Inc.	37,423	4,487,766
Philip Morris International, Inc.	15,436	1,630,813

		7,960,160

TECHNOLOGY—15.2%
Alphabet Inc.,—Class A*	2,601	2,739,893
Apple, Inc.	16,404	2,776,049
Check Point Software Technologies Ltd.*	38,990	4,040,144
Cisco Systems, Inc.	24,194	926,630
Intel Corp.	286,480	13,223,917
Microsoft Corp.	43,766	3,743,744
Oracle Corp.	63,527	3,003,557

		30,453,934

TRANSPORTATION—6.7%
Union Pacific Corp.	100,402	13,463,908

Total Common Stocks (Cost: $24,582,471)		198,229,355

TOTAL INVESTMENTS IN SECURITIES
(Cost: $24,582,471)	98.9%	$198,229,355
Other assets in excess of liabilities	1.1%	2,303,021

NET ASSETS	100.0%	$200,532,376

*	Non-Income Producing

†	Security has been valued at fair market value. These securities have been deemed illiquid and are Level 3 securities.

Abbreviations:
CVR	Contingent Value Rights
PDC	Property Development Center

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2017

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of December 31, 2017, in valuing the Fund’s investments carried at value:

	Total Value at 12/31/17	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$198,229,355	$198,229,355	$—	$0

*	See details of industry breakout in the Schedule of Investments.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended December 31, 2017, there were no transfers among Levels 1, 2 and 3 for the Fund.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Assets And Liabilities

December 31, 2017

Assets
Investments in securities, at value (cost $24,582,471)	$198,229,355
Cash	2,859,876
Dividends receivable	306,632
Interest receivable	216
Prepaid expenses	11,378

Total assets	201,407,457

Liabilities
Payables for:
Distributions	719,149
Advisory fees	44,514
Administration and accounting fees	14,861
Custodian fees	5,590
Transfer agent fees	4,217
Accrued expenses and other liabilities	86,750

Total liabilities	875,081

Net Assets	$200,532,376

Net Assets consisted of:
Other capital — paid-in or reinvested	26,885,502
Distributions in excess of net investment income	(10)
Net unrealized appreciation on investments	173,646,884

Net Assets (Applicable to 297,155 partnership shares outstanding)	$200,532,376

Net Asset Value offering and redemption price per share ($200,532,376 / 297,155 shares)	$674.84	*

Net assets applicable to shares owned by:
Limited partners (297,062 shares)	$200,469,783
Managing general partners (93 shares)**	62,593

Total net assets (297,155 shares)	$200,532,376

*	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes may differ from the net asset value for shareholder transactions.

**	Net asset value per share does not recompute due to rounding.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Operations

December 31, 2017

Investment income
Dividends		$4,809,877

Expenses
Investment advisory services (Note C)		575,276
Legal fees (Note C)		249,018
Administration and accounting fees (Note C)		178,084
Managing general partners’ compensation, officer’s salary and expenses (Note C)		95,350
Transfer agent fees		46,009
Printing		31,677
Custodian fees		31,491
Audit fees		20,500
Insurance		17,059
Miscellaneous		16,195

Total expenses		1,260,659

Advisory fees waived		(36,000)

Total expense, net		1,224,659

Net investment income		3,585,218

Net realized and unrealized gain on investments
Realized gain on sale of investment securities		2,164
Realized gain from securities transactions: distributed on redemption of partnership shares		23,753,287
Unrealized appreciation on investments
Beginning of year	$166,745,179
End of year	173,646,884

Net change in unrealized appreciation		6,901,705

Net realized and unrealized gain from investments		30,657,156

Net increase in net assets resulting from operations		$34,242,374

Statements of Changes in Net Assets

Year Ended December 31, 2017

	2017	2016
Increase /(decrease) in net assets
Operations:
Net investment income	$3,585,218	$4,004,882
Net realized gain from securities transactions, for federal income tax purposes net gain is $2,164 and $4,965,102	2,164	4,826,242
Tax expense from realized capital gains (See Note B)	—	(1,183,608)
Excess of market value over book value of securities distributed upon redemption of partnership shares	23,753,287	19,009,058
Net change in unrealized appreciation on investments	6,901,705	(4,449,178)

Increase in net assets resulting from operations	34,242,374	22,207,396

Distributions to partners from:
Net investment income	(3,571,501)	(4,020,239)

Capital share transactions:
Net asset value of 500* and 688 shares issued in lieu of cash distributions	313,300	381,762
Cost of 49,686** and 36,236 shares repurchased	(31,455,179)	(20,067,099)
Capital Contribution from Investment Advisor (See Note C)	—	172,892

Decrease in net assets from capital share transactions	(31,141,879)	(19,512,445)

Total decrease in net assets	(471,006)	(1,325,288)

Net assets:
Beginning of year	201,003,382	202,328,670

End of year***	$200,532,376	$201,003,382

*	Includes 500 Limited partners shares and 0 Managing general partners shares.
**	Includes 49,686, Limited partners shares and 0 Managing general partners shares.
***	Includes distributions in excess of net investment income of $(10) and $(15,891), respectively.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FINANCIAL HIGHLIGHTS

(For a Share of the Fund Outstanding Throughout Each Year)

	Years Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$580.36	$529.81	$559.24	$503.19	$389.89

Income From Investment Operations:
Net investment income	10.94	10.94	10.52	10.05	9.22
Net gain (loss) on securities (both realized and unrealized)	94.44	50.12	(29.43)	56.04	113.31

Total from investment operations	105.38	61.06	(18.91)	66.09	122.53

Less Distributions:
From net investment income	(10.90)	(10.98)	(10.52)	(10.04)	(9.23)

Capital Contribution from Investment Advisor	—	0.47 *	—	—	—

Net Asset Value, End of Year	$674.84	$580.36	$529.81	$559.24	$503.19

Total Return	18.37%	11.72%*	(3.42)%	13.19%	31.59%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$200,532	$201,003	$202,329	$215,260	$197,924
Ratios to average net assets:
Expenses
Including waivers, if any	0.59%	0.58%	0.54%	0.52%	0.52%
Excluding waivers, if any	0.61%	0.60%	0.56%	0.53%	0.52%
Net investment income	1.74%	1.98%	1.93%	1.89%	1.95%
Portfolio Turnover Rate	—%	2.60%	0.02%	—%	—%

*	During the year ended December 31, 2016, the Advisor reimbursed the Fund $172,892 as a result of a trading error, which otherwise would have reduced Total Return by 0.09%.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(A)	ORGANIZATION

Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B)	SIGNIFICANT ACCOUNTING PRINCIPLES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuations

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions

Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund currently intends to retain all of its net long-term capital gains and pay the income tax at the applicable corporate income tax rate. The Fund may change this policy at any time and distribute up to all of its net long-term gains to shareholders.

For the year ended December 31, 2016, the Fund did not distribute net long-term capital gains, but retained gains of $3,381,737 and paid the tax at the corporate income tax at the rate of 35% (in the amount of $1,183,608). The partners of record as of December 31, 2016 were entitled to a proportionate credit of the tax payment and the tax basis of their shares was increased by the amount of undistributed gains less the tax paid by the Fund.

For the year ended December 31, 2017, the Fund did not retain any long term capital gains.

The Fund has no capital loss carryover as of December 31, 2017.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2014—2017) and has concluded that no provision for federal income tax is required in the Fund’s financial statements, except as noted above. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2017, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$23,185,846

Gross unrealized appreciation	175,337,186
Gross unrealized depreciation	(293,677)

Net unrealized appreciation	$175,043,509

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

(C)	INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

BlackRock Capital Management, Inc. (“BCM” or the “Adviser”), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 as amended November 1, 2014 (“Advisory Agreement”). All BlackRock entities named are subsidiaries of BlackRock, Inc.

The Advisory Agreement provides for a fee, computed daily and paid monthly at the annual rate of 0.32% of the first $100,000,000 of the Fund’s net assets, plus 0.24% of the next $100,000,000 of the Fund’s net assets, plus 0.26% of the Fund’s net assets exceeding $200,000,000, which is reduced by an annual charge of $36,000 that is charged ratably against monthly payments. For the year ended December 31, 2017, this fee reduction equaled $36,000.

During the year ended December 31, 2016, the Advisor reimbursed the Fund $172,892 as a result of a trading error.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer and dividend disbursing agent and until June 30, 2017 also served as the Fund’s administrator and accounting agent.

Effective June 30, 2017 The Bank of New York Mellon serves as the Fund’s administrator and accounting agent.

BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

The Managing General Partners each receive a fixed fee as compensation for their services, fees for attending Board meetings and reimbursement of expenses incurred attending Board meetings. In addition, the Chairman, President, Chief Financial Officer and Chief Compliance Officer receive additional payments for overseeing the Fund’s activities, plus reimbursements of related expenses. For the year ended December 31, 2017, payments to or for the Managing General Partners amounted to $95,350.

Legal fees amounting to $249,018 for the year ended December 31, 2017 were paid to Drinker Biddle & Reath LLP. A partner of the law firm is the Secretary of the Fund.

(D)	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $0 and $0, respectively, for the year ended December 31, 2017.

(E)	DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund’s distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

The tax character of distributions paid during 2017 and 2016 were as follows:

	2017	2016
Ordinary income	$4,061,365	$4,488,207
Investment expense	(489,864)	(467,968)

Distributed to partners	$3,571,501	$4,020,239

For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)	IN-KIND DISTRIBUTION OF SECURITIES

During the year ended December 31, 2017, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions in portfolio securities and cash redemptions were as follows:

	Value of the Redemptions		Net Realized Gain Included In Redemptions	Fund Shares Redeemed
Portfolio Securities	$31,289,360	*	$23,753,287	49,425
Cash	165,819		—	261

	$31,455,179		$23,753,287	49,686

*	Includes $712 in cash redeemed.

Net realized gains from these in-kind transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)	INDEMNIFICATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H)	TAX MATTERS

At December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of net investment income	$(10)
Other timing differences	(1,396,625)
Net unrealized appreciation of investments	175,043,509

$173,646,874

On December 31, 2017, undistributed net investment income was increased by $2,164, undistributed realized gain/accumulated realized loss on securities was decreased by $23,755,451 and additional paid-in capital was increased by $23,753,287 due to permanent differing book and tax treatment of realized gains and losses attributable to redemptions in kind. Net assets of the Fund were unaffected by this change.

(I)	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and determined that there were no subsequent events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Chestnut Street Exchange Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Chestnut Street Exchange Fund (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the Chestnut Street Exchange Fund since 2003.

Philadelphia, Pennsylvania

February 21, 2018

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Additional Information (Unaudited)

Annual Approval Investment Advisory Agreement

At a meeting held on October 26, 2017, the Managing General Partners of the Chestnut Street Exchange Fund (the “Fund”), including the Independent Managing General Partners, approved the continuation of the investment advisory agreement with BlackRock Capital Management, Inc. (“BCM”) with respect to the Fund for an additional one year period. In connection with this approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BCM’s experience and qualifications. The Managing General Partners reviewed and considered BCM’s reports and presentations that included among other things: (1) a comparison of the advisory fee and expenses of the Fund to that of the BlackRock Funds Exchange Portfolio (the “BlackRock Portfolio”), the other exchange portfolio managed by BCM; (2) a comparison of the performance of the Fund to the BlackRock Portfolio, its benchmark (S&P 500® Index) as well as the Dow Jones Industrial Average™; (3) compensation or possible benefits to BCM arising from its relationship with the Fund; (4) a discussion of the current business activities of BCM and BCM’s parent, BlackRock, Inc.; (5) information about the services provided to the Fund, the experience and qualifications of the personnel that are involved in the management of the Fund and how they are compensated; (6) a description of the procedures for determining that the Fund receives best execution and for allocating portfolio opportunities among the Fund and other advisory clients of BCM; (7) the nature of BCM’s internal controls to monitor portfolio compliance and an independent auditor’s report on its examination of BlackRock’s description of its systems related to asset management, recordkeeping and reporting services; (8) the costs of the services provided and BCM’s profits with respect to the Fund; and (9) BlackRock’s financial information. Since the Fund is closed to new investors, economies of scale were not considered relevant.

The Managing General Partners considered the scope and quality of services provided by the Adviser, particularly the qualifications and capabilities of the personnel responsible for providing services to the Fund. On the basis of this evaluation, the Managing General Partners concluded that the nature, quality and extent of services provided by BCM were satisfactory. The Managing General Partners also considered the Fund’s performance as compared to its benchmark, the S&P 500® Index, the BlackRock Portfolio and the Dow Jones Industrial Average™ for the year-to-date, 1-, 3-, 5- and 10-year periods ended June 30, 2017. The Managing General Partners also considered the advisory fee and expenses of the Fund as compared to the BlackRock Portfolio and the Adviser’s profitability information.

After further discussion, the Managing General Partners concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners considered the services provided by BCM and the fees paid by the Fund in relation to the BlackRock Portfolio’s fees, as well as the Fund’s performance and other information presented and discussed, and the Managing General Partners concluded that the advisory fees paid by the Fund are reasonable and fair.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Additional Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 852-4750 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2017 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INFORMATION ON THE MANAGING GENERAL

PARTNERS AND OFFICERS OF THE FUND

(Unaudited)

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund’s Statement of Additional Information includes additional information about the Fund’s Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund’s partnership agreement provides that each Managing General Partner holds office until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner During Past 5 Years

Disinterested Managing General Partners
Gordon L. Keen, Jr. The Bank of New York Mellon 301 Bellevue Parkway Wilmington, DE 19809 Age: 73	Managing General Partner since 2006	Senior Vice President, Law & Corporate Department, Airgas, Inc. (Radnor, PA-based distributor of industrial, medical and specialty gases, and welding and safety equipment and supplies) from January 1992 to January 2006.	1	None

Langhorne B. Smith The Bank of New York Mellon 301 Bellevue Parkway Wilmington, DE 19809 Age: 81	Managing General Partner since 1997	Retired. President and Director, The Sandridge Corporation (private investment company); Director, Claneil Enterprises, Inc. (private investment company).	1	None

David R. Wilmerding, Jr. The Bank of New York Mellon 301 Bellevue Parkway Wilmington, DE 19809 Age: 82	Managing General Partner since 1976; Chairman of the Managing General Partners since 2006	Retired. Chairman, Wilmerding & Associates (investment advisers) from February 1989 to 2006.	1	Director, Beaver Management Corporation

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner During Past 5 Years

Officers
Terry Wettergreen* Vigilant Compliance LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 67	President and Chief Compliance Officer since January 1, 2018	Director, Vigilant Compliance LLC since October 2016; Chief Compliance Officer, Westport Advisers LLC and Westport Asset Management Inc. from 1996-2016; Treasurer, Chief Financial Officer, Vice President and Secretary, The Westport Funds 1998-2016.	N/A	N/A

John Boyle, CPA, MBA Vigilant Compliance LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Chief Financial Officer since 2012	Director, Vigilant Compliance LLC since 2006.	N/A	N/A

Michael P. Malloy Drinker Biddle & Reath One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 58	Secretary since 2001	Partner in the law firm of Drinker Biddle & Reath LLP.	N/A	N/A

(1)	The Fund Complex includes all registered investment companies that are advised by BlackRock Capital Management, Inc. or one of its affiliates.

(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.

*	Ms. Wettergreen replaced Robert F. Amweg as the Fund’s Chief Compliance Officer and President effective after the retirement of Mr. Amweg on December 31, 2017.

CHESTNUT STREET EXCHANGE FUND

Privacy Notice

Chestnut Street Exchange Fund is committed to protecting the security and confidentiality of the personal information of our partners. We provide you with this notice to inform you about our practices with respect to personal information.

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you; and

•	Information about your transactions with us or others

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. If you decide to close your account we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your personal and account information to those employees of BNY Mellon Investment Servicing Inc. and the Fund’s Treasurer who need to know that information to provide services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

ADMINISTRATOR

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Annual Report

December 31, 2017

Chestnut Street Exchange Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managing general partners has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,500 for 2016 and $21,000 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2016 and $0 for 2017.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

(e)(2)	No services described in paragraph (b) through (d) were approved by the Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Terry Wettergreen
Terry Wettergreen, President & Chief Compliance Officer
(principal executive officer)

Date 3/9/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry Wettergreen
Terry Wettergreen, President & Chief Compliance Officer
(principal executive officer)

Date 3/9/18

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date 3/8/18

*	Print the name and title of each signing officer under his or her signature.